UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26 , 2022 (September 21, 2022)

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 El Camino Real Suite 5200 Carlsbad, California	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 704-4900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Decision to Dismiss Independent Registered Public Accounting Firm

On September 21, 2022, the audit committee of the board of directors of Palisade Bio, Inc. (the “Audit Committee”), a Delaware corporation (the “Company”), approved the dismissal of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm.

The audit report of BDO on the consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 30, 2021 and 2020 and the subsequent interim period through September 21, 2022, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of such disagreements in connection with its report on the financial statements for such periods.

During the Company’s two most recent fiscal years ended December 30, 2021 and 2020 and the subsequent interim period September 21, 2022, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that as previously disclosed, the Company reported that there were material weaknesses in internal controls over financial reporting for the years ending December 31, 2021 and 2020 related to: (i) lack of controls in the financial closing and reporting process and (ii) fair value calculation of options granted.

The Company has provided BDO with a copy of the disclosures in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”). A copy of BDO’s letter, stating it agrees with the statements as set forth above, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Decision Regarding New Independent Registered Public Accounting Firm

On September 21, 2022, the Audit Committee approved the appointment of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2022, effective September 21, 2022.

During the years ended December 31, 2021 and 2020 and the subsequent interim periods through September 21, 2022, neither the Company nor anyone acting on its behalf has consulted with Baker Tilly with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter to SEC from BDO USA, LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Palisade Bio, Inc.

Date:	September 26, 2022	By:	/s/ Thomas M. Hallam, Ph.D.
Thomas M. Hallam Chief Executive Officer